Table of Contents

The Fund's Management                                             2
Letter to Shareholders                                            3
Report of the Investment Manager                                  5
Portfolio of Investments                                          9
Statement of Assets and Liabilities                              13
Statement of Operations                                          14
Statement of Changes in Net Assets                               15
Notes to Financial Statements                                    16
Financial Highlights                                             22
Report of Independent Accountants                                24
Dividend Reinvestment Plan                                       25
Other Information                                                26
New Portfolio Manager                                            26

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. The Greater China Fund, Inc. 51 West 52nd Street New York, New York 10019 For information call (212) 713-2848 Additional information (including updated net asset value and market price) may be obtained through the Fund's dedicated toll-free number, 800-655-2599.

The Fund's Management
Directors
Richard B. Bradley, Chairman
Edward Y. Baker
John A. Bult
Richard Graham
John A. Hawkins
Jonathan J.K.Taylor
Tak Lung Tsim
Executive Officers
Ronald G.M. Watt, President
Peter Cairns, Secretary
Sam Lau, Vice President
Julian F. Sluyters, Vice President
Paul H. Schubert, Treasurer & Assistant Secretary
Investment Manager
Baring Asset Management (Asia) Ltd.
19th Floor Edinburgh Tower 15
Queen's Road Central
Hong Kong
Administrator
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019
Custodian Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109
Shareholder Servicing Agent
PNC Bank, National Association
400 Bellevue Parkway
Wilmington, Delaware 19809
Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
Legal Counsel White & Case LLP
1155 Avenue of the Americas
New York, New York 10036

Letter to Shareholders
February 10, 2000
Dear Shareholder,

After two years of Asian crisis, during which your Fund's net asset value suffered, I am delighted to report that 1999 was a very positive one. Against a background of general economic improvement in Asia, the Greater China markets enjoyed their best performance since 1994 and over the year the Fund's net asset value rose from US$8.43 to US$11.47. The Fund's overall return for the year (based on net asset value) was 36.1%, against an MSCI China Index return for the same period of 13.3%. The Fund benefited from three major factors in 1999: a gradual, export-led improvement in China's economy; increased confidence in a telecommunications-led market recovery in Hong Kong; and successful strategy and stock selection by the Investment Manager.

The speed of the economic recovery in Asia has surprised many almost as much as the speed of its demise in 1997. North Asia has probably restructured fastest, and the strength of the U.S. economy in absorbing a rapid increase of Asian exports has been critical. China's balance of trade in 1999 was strongly positive and this reduced speculation of Renminbi devaluation. Although domestic consumption remained weak, infrastructure investment was expanded sharply. Overall GDP growth (at about 7%) was historically the weakest year of the decade, but is likely to increase during 2000. Recent macro statistics have tended to be more positive than the market has expected, and there was surprise at the speed of U.S./China agreement on the details of China's entry to the World Trade Organisation (WTO). This should lead to China's accession to the WTO during 2000, something we should all welcome.


For Chinese companies listed in Hong Kong, or Hong Kong-based companies doing business in China, the better-than-expected macro developments were mirrored by corporate results. As elsewhere in developed markets, technology and telecommunications were the two most successful themes. China Telecom has now overtaken HSBC as the largest stock (by market capitalization) listed in Hong Kong, and Pacific Century has expanded rapidly into a major player in Hong Kong's telecommunications market. Together with selected blue chips, these stocks led the way to Hong Kong's 65% return in 1999. The Chinese markets, though boosted by domestic government announcements in May (designed to stimulate consumption), remained illiquid and to a large extent ignored by foreign investors.

The Investment Manager's strategy was driven by an increase in exposure to telecommunication and technology-related stocks (including Hutchison Whampoa), a decrease in China 'H' shares (broadly industrial holdings), and an increase to Taiwanese hi-tech exporters. This proved successful. Prospects for 2000 are promising, although the Fund will have to face some difficult issues. At a time of continued, if not accelerating, global growth, and without much sign of inflation, emerging markets in general are likely to do well. In China's case much will depend on both the quality of new listings and the impact in due course of WTO. In Hong Kong the interest rate environment will probably be negative for the market in the first half of the year, but should then recover. Lastly, the structural improvements in China will make all the Greater China markets more attractive, but there may be cross-Taiwan straits tensions in the run up to the Taiwanese presidential elections in March. During 2000 it is unlikely that sectoral returns will be as polarized as they were in 1999. The Fund will look closely at the quality of individual stocks earnings and their realistic longer-term expectations, and continue to try and deliver outperformance of its benchmark for the shareholders through good stock selection.

Sincerely,
Richard B. Bradley
Chairman

Report of the Investment Manager
Overview

The stockmarkets of "Greater China" performed well in 1999 on the back of economic recovery in the region and improved financial liquidity. Most of the Asian economies reported encouraging growth led by strength in exports and pick-up in domestic consumption. Excess liquidity created by current account surpluses was also positive for interest rates and equity markets. Nevertheless, volatility remained high, caused mainly by uncertainties over interest rates and political events such as cross-strait relationship and China's WTO entry negotiations. During the year, the Fund benefited from its overweight position in Red-chips and other Hong Kong-listed companies, as they were among the leading performers of stocks in "Greater China". In particular, the exposure to telecommunication and technology-related companies, such as China Telecom and Hutchison Whampoa, contributed positively to the performance of the Fund. The table below portrays the net asset value performance of the Fund compared with the relevant market indices:



                                     1999     1998     1997    1996
The Greater China Fund, Inc.        +36.1%  -31.3%   -12.4%   +35.1%
China - MSCI                        +13.3%   -42.4%   -26.4%  +37.5%
Hong Kong - All Ordinary Index      +65.2%  -18.3%   -19.3%   +36.9%
Source: Datastream/BAM
Performance of Net Asset Value Per Share


Note: This information represents the historical performance of The Greater China Fund, Inc. and assumes the reinvestment of all dividends and distributions.

Past performance is not predictive of future returns.

Asset Allocation

The major change in asset allocation decision during the year has been the increase in weighting of telecom and technology-related stocks. They were bought on the back of robust growth prospects and reasonable relative valuations. In the second half of the year, weightings of manufacturing and consumption sectors have been increased at the expense of some "H" share utility and infrastructure stocks. As a result, the weighting of China "H" shares was reduced from 32% to 22%. In general, bottom-up stock selection remains the main determinant of portfolio weightings.

Asset Allocation

                                 December 31, 1999     December 31, 1998
Other (Hong Kong)                     35%                    21%
Red Chips                             29%                    29%
China 'H' Shares                      22%                    32%
Taiwan                                 7%                     2%
China 'N' and 'B' Shares               6%                    11%
Cash                                   1%                     5%

China
Market Review
     1999 was a volatile but fruitful year for China stocks. After a rough start in the first quarter, share prices rose sharply in May as the Chinese Government introduced a number of market-boosting measures with the objective of stimulating the domestic economy. However, the rally failed to sustain and the MSCI China Index ended the year with a modest gain of 13.3%. Nevertheless, investment sentiment on China stocks improved on a series of positive developments: the resolution of the GITIC issue, easing off of RMB devaluation concerns on the back of strong pick up of export, loosened economic policy and the agreement with the U.S. on China's World Trade Organization (WTO) entry. Prospects China recorded GDP growth of 7.1% in 1999, its slowest since 1991, as the growth of government-induced fixed asset investments lost steam. Private investment was lacklustre due to excess capacity in most of the basic industries. Consumer spending was also weak as deflationary pressure in the economy persisted. Nevertheless, there are encouraging signs of the economy bottoming out on the back of strong external demand and expansionary fiscal and monetary policies. Demand-side indicators like trade, retail sales and fixed asset investment numbers have all shown improvements towards the end of 1999. Recovery in 2000 is in the making.
     Unlike the last two years in which GDP growth was mainly driven by public spending on infrastructure, better quality of growth is expected in 2000. Demand side factors such as exports and domestic consumption are likely to be the determinants of growth. Lower inventory level and better capacity utilization would have a positive impact on earnings of Chinese corporations.
     China's long-awaited accession into the WTO is likely to take place in the second half of 2000. WTO entry will be positive for China in the long term as it accelerates the long-overdue SOE reform and attract foreign direct investments. Its near-term impact, however, is expected to be quite mixed. Few domestic sectors (e.g. textile and ports) will benefit while the impact on most sectors will be either negative or neutral at best. With the gradual removal of import tariff and deregulation of sectors like telecom and banking, China's WTO entry will create more opportunities to foreign companies than to domestic companies. Unemployment is likely to deteriorate further in the short term when weak domestic players, which have long been protected, are phased out by foreign competition.
     RMB devaluation has become less of an issue as trade performance improves. Sustained recovery of Asian demand, regional currency stability and buoyant OECD (Organization for Economic Cooperation and Development) economies are key factors supporting China's trade accounts.

Hong Kong
Market Review
     The Hong Kong stockmarket staged a strong rally in 1999. Buoyant domestic liquidity conditions, and enthusiasm about the bottoming-out of the economy sent the market to its record high.
     In terms of sectors, telecommunication and technology were the main focus. Continuous strength in technology stocks overseas and the plan by the government to develop high-tech sectors in the territory triggered interests in the sector. On the other hand, property and utility counters underperformed due to less-exciting growth prospects. Prospects
     The Hong Kong economy remains on the recovery track. GDP growth is expected to turn positive in 1999, after a contraction of 5.1% in 1998. The same trend is also evident in trade performance and domestic consumption. Growth of exports has been accelerating in 1999 while retail sales have also shown an encouraging rebound in terms of volume. Looking forward, domestic consumption is expected to post steady recovery in the light of gradual stabilization of unemployment and the return of consumer confidence. This would be a favorable environment for corporate earnings growth.
     The potential rise in interest rates in the United States remains a risk to the Hong Kong stockmarket, given that interest rate sensitive stocks still constitute a significant part of the market. Nevertheless, liquidity appears to be abundant in the banking system, as reflected by the keen competition among the banks for new mortgages and the lowest level of loan to deposit ratios for banks in ten years. Outlook

     The positive factors driving the stockmarkets of "Greater China" last year remain largely in place. Synchronized growth in OECD countries, recovery of regional economies and robust domestic liquidity due to strong current account surpluses are underpinning a positive view for equity markets in 2000. Indeed, the cyclical recovery and the structural improvement of the Chinese economy, together with the relatively attractive valuation of Chinese equities, are making an interesting investment case. Nevertheless, there are areas of concern such as the trend of interest rates and the potential cross-strait political conflicts. As such, a cautious and selective approach will continue to be adopted with an emphasis put on sustainability of earnings growth and quality of management.



February 10, 2000
Portfolio of Investments
December 31, 1999

Shares                              Description                                      Value
(Note(1))Equities - 98.4%
CHINA - 27.5%
                                    Building Materials                                    - 0.4%
6,882,000                           Anhui Conch Cement                             $    548,896
-----------------------------------------------------------------------------------------------
Consumption - 2.6%

6,480,000                           Guangzhou Pharmaceutical "H"                        675,217
10,000,000                          Tsingtao Brewery Co. Ltd. "H"*                    3,055,252
-----------------------------------------------------------------------------------------------
                                                                                      3,730,469
-----------------------------------------------------------------------------------------------
Electrical & Electronics - 2.2%

4,290,000                           Guangdong Kelon Electrical Holdings "H"           3,256,062
-----------------------------------------------------------------------------------------------
Infrastructure - 3.0%

13,780,000                          Anhui Expressway "H"                              1,294,063
5,944,000                           Jiangsu Expressway "H"                              971,104
13,392,000                          Zhejiang Expressway "H"                           2,032,876
-----------------------------------------------------------------------------------------------
                                                                                      4,298,043
-----------------------------------------------------------------------------------------------
Machinery & Engineering - 2.5%

3,674,618                           China International Marine Containers "B"         2,458,097
4,330,700                           Shanghai Zhenhua Port Machinery "B"               1,186,612
-----------------------------------------------------------------------------------------------
                                                                                      3,644,709
-----------------------------------------------------------------------------------------------
Petrochemical - 6.2%

22,340,000                          Shanghai Petrochemical "H"3,506,117
11,918,000                          Yizheng Chemical Fibre "H"*                       3,334,618
12,404,000                          Zhenhai Refining & Chemical "H"                   2,202,035
-----------------------------------------------------------------------------------------------
                                                                                      9,042,770
-----------------------------------------------------------------------------------------------
Services - 1.2%
4,013,160                           Shanghai Dazhong Taxi "B"*                        1,316,316
2,000,000                           China Shipping Development "H"*                     396,218
-----------------------------------------------------------------------------------------------
                                                                                      1,712,534
-----------------------------------------------------------------------------------------------
Utilities - 5.7%
12,198,000                          Beijing Datang Power "H"  $                       2,024,239
12,832,000                          Huaneng Power International "H"                   3,053,862
13,000,000                          Zhejiang Southeast Electric Power "B"             3,120,000
-----------------------------------------------------------------------------------------------
                                                                                      8,198,101
-----------------------------------------------------------------------------------------------



Miscellaneous - 3.7%
19,390,000                          Yanzhou Coal Mining "H"                           5,362,900
-----------------------------------------------------------------------------------------------
Total China       39,794,484
HONG KONG - 64.4%
Automobiles - 1.7%
-----------------------------------------------------------------------------------------------
473,000                             Brilliance China Auto Holdings Ltd.               1,655,059
10,000,000                          Denway Investments Ltd.                             849,038
-----------------------------------------------------------------------------------------------
                                                                                      2,504,097
-----------------------------------------------------------------------------------------------
Banking - 2.9%
1,222,400                           Bank of East Asia                                 3,404,510
2,900,000                           HKCB Bank Holding Co. Ltd.*                         820,737
-----------------------------------------------------------------------------------------------
                                                                                      4,225,247
-----------------------------------------------------------------------------------------------
Conglomerates - 17.3%
294,000                             Beijing Enterprises "H"+                            463,305
3,160,000                           China Resources Enterprise+                       5,061,041
450,000                             Citic Pacific Ltd.                                1,690,358
1,224,000                           Hutchison Whampoa                                17,792,757
-----------------------------------------------------------------------------------------------
                                                                                     25,007,461
-----------------------------------------------------------------------------------------------
Consumption - 3.7%
1,000,000                           Giordano International Ltd.                       1,029,137
2,850,000                           Hengan International Group                          779,089
6,740,000                           NG Fung Hong                                      3,468,193
-----------------------------------------------------------------------------------------------
                                                                                      5,276,419
-----------------------------------------------------------------------------------------------
Electrical & Electronics - 3.8%
290,000                             Johnson Electric Holdings                      $  1,861,581
3,342,000                           Kingboard Chemical Holdings Ltd.                  1,483,232
900,000                             Varitronix International                          2,060,848
-----------------------------------------------------------------------------------------------
                                                                                      5,405,661
-----------------------------------------------------------------------------------------------
Infrastructure - 1.6%
1,846,774                           New World Infrastructure*                         2,363,852
                                    Real Estate Development                               - 2.5%
183,000                             Cheung Kong Holdings                              2,318,840
12,000,000                          Far East Hotels & Entertainment*                  1,296,713
-----------------------------------------------------------------------------------------------
                                                                                      3,615,553
-----------------------------------------------------------------------------------------------
Telecommunication - 20.2%
1,500,000                           Cable & Wireless HKT Ltd.                         4,332,025
3,481,000                           China Telecom*                                   21,718,467
649,000                             Smartone Telecommunications Holdings              3,130,829
-----------------------------------------------------------------------------------------------
                                                                                     29,181,321
-----------------------------------------------------------------------------------------------
Miscellaneous - 10.7%
3,990,000                           China Everbright Ltd.+                            3,259,343
7,324,000                           China Merchants Holdings International+           6,029,922
500,000                             Li & Fung Ltd.                                    1,254,261
2,080,000                           Pacific Century Cyberworks*                       4,829,742
-----------------------------------------------------------------------------------------------
                                                                                     15,373,268
                                    Total Hong Kong                                  92,952,879
TAIWAN - 6.5%
-----------------------------------------------------------------------------------------------
Electrical & Electronics - 6.5%
568,000                             Compeq Manufacturing Co. Ltd.*                   $3,094,727
847,000                             Hon Hai Precision Industry*                       6,315,055
-----------------------------------------------------------------------------------------------
                                                                                      9,409,782
-----------------------------------------------------------------------------------------------
Total Equities
(cost $129,895,936)                                                               142,157,145
-----------------------------------------------------------------------------------------------
Principal Amount
CONVERTIBLE BOND - 0.4%
(000)
CHINA - 0.4%
Automobiles - 0.4%
$2,000
Qingling Motors, 3.50%              due 1/22/02
                                                                     (cost $1,118,997)  538,400
-----------------------------------------------------------------------------------------------
Time Deposit - 1.5%
2,231                               Brown Brothers Harriman & Co.,
Grand Cayman, 4.50%**, 1/3/00
                                                             (cost $2,231,000)        2,231,000
-----------------------------------------------------------------------------------------------
Total Investments - 100.3% (cost $133,245,933)                                      144,926,545
Liabilities in excess of other assets - (0.3%)                                         (477,086)

Net Assets - 100.0%                                                                $144,449,459
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------



*    Non-income producing security.
+    Security, or a portion thereof, was on loan at December 31, 1999.
** Variable rate account - rate resets on a monthly basis; amount available upon 48 hours' notice. The rate shown is the rate in effect on December 31, 1999.

Statement of Assets and Liabilities
December 31, 1999
Assets

Investments, at value                              (cost $133,245,933)   $144,926,545
Investments of collateral received for
securities on loan, at value                       (cost $8,145,202)       8,145,202
Cash (including foreign currency with
a cost of $7,248 and a value of $7,356)                                       19,150
Dividends & interest receivable                                              114,763
-----------------------------------------------------------------------------------------------
Total assets                                                             153,205,660
-----------------------------------------------------------------------------------------------
Liabilities
Collateral for securities on loan                                          8,145,202
Investment management fee payable                                            144,923
Administration fee payable                                                    24,462
Accrued expenses                                                             441,614
-----------------------------------------------------------------------------------------------
Total liabilities                                                          8,756,201
-----------------------------------------------------------------------------------------------
Net Assets                                                              $144,449,459
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

Composition of Net Assets
Common stock, $0.001 par value; 12,593,049
shares issued and outstanding (100,000,000 shares authorized)      $ 12,593
Paid-in capital in excess of par                                168,504,749
Undistributed net investment income                                 423,416
Accumulated net realized loss on investments                   (36,171,933)
Net unrealized appreciation of investments
and other assets and liabilities
denominated in foreign currency                                   11,680,634
-----------------------------------------------------------------------------------------------
Net Assets                                                      $144,449,459
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Shares Outstanding                                                12,593,049
-----------------------------------------------------------------------------------------------
Net Asset Value Per Share                                             $11.47
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
See Notes to Financial Statements.
Statement of Operations
For the Year Ended December 31, 1999
Investment Income
Dividends (net of foreign withholding taxes of $15,220)         $  2,362,235
Interest                                                             728,097
-----------------------------------------------------------------------------------------------
Total investment income                                            3,090,332
-----------------------------------------------------------------------------------------------
Expenses
Investment management fees                                         1,491,637
Directors' fees and expenses                                         323,275
Custodian and accounting fees                                        305,478
Administration fees                                                  253,662
Shareholder reports                                                  105,192
Legal fees                                                            77,163
Audit fees                                                            45,530
New York Stock Exchange listing fee                                   24,260
Transfer agent fees and expenses                                      11,751
Miscellaneous expenses                                                26,942
-----------------------------------------------------------------------------------------------
Total expenses                                                     2,664,890
-----------------------------------------------------------------------------------------------
Net investment income                                                425,442
-----------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions
Net realized loss on:
Investments                                                     (14,503,494)
Foreign currency transactions                                        (2,026)
-----------------------------------------------------------------------------------------------
                                                                (14,505,520)
-----------------------------------------------------------------------------------------------

Net change in unrealized appreciation/depreciation of
investments and other assets and liabilities denominated in
foreign currencies                                                52,346,559
-----------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments
and foreign currency transactions                                 37,841,039
-----------------------------------------------------------------------------------------------
Net Increase in Net Assets
From Investment Operations                                      $ 38,266,481
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.
Statement of Changes in Net Assets

                                                           For the Year        For the Year
                                                                  Ended               Ended
                                                      December 31, 1999   December 31, 1998
                                                      -----------------   -----------------
Income (Loss) from Investment
Operations
Net investment income (loss)                            $    425,442          $    (72,003)
Net realized loss on investments and
foreign currency transactions                            (14,505,520)          (21,723,040)
Net change in unrealized
appreciation/depreciation of
investments and other assets and
liabilities denominated in
foreign currencies                                        52,346,559           (29,954,080)
                                                      -----------------   -----------------
Total income (loss) from
investment operations                                     38,266,481           (51,749,123)
                                                      -----------------   -----------------
Dividends and Distributions
to Shareholders
From net realized gain on investments                          -               (11,585,605)
                                                      -----------------   -----------------
Net increase (decrease) in net assets                     38,266,481           (63,334,728)
Net Assets
Beginning of year                                        106,182,978            169,517,706
                                                      -----------------   -----------------
End of year (including undistributed
net investment income of                                                           $423,416
at December 31, 1999)                                   $144,449,459           $106,182,978
                                                      -----------------   -----------------
                                                      -----------------   -----------------

See Notes to Financial
Notes to Financial Statements

Note 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES The Greater China Fund (the "Fund") was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies which derive or are expected to derive a significant portion of their revenues from goods produced or sold, investments made or services performed in China. Investment operations commenced on July 23, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund. VALUATION OF INVESTMENTS

All securities for which market quotations are readily available are valued at the last sales price on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was greater than 60 days, unless the Fund's Board of Directors determines that such value does not represent the fair value of such securities. Securities and assets for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Investment Transactions and Investment Income

Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed).

Realized gains and losses on investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends. FOREIGN CURRENCY TRANSLATION The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and
(ii) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations. The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized depreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income or loss for income tax reporting purposes. SECURITY LENDING The Fund may lend up to 27.5% of its total assets to qualified institutions. When the Fund lends its securities, it continues to earn dividends and other income on such securities. Under the terms of the securities lending agreement, the securities on loan are to be secured at all times by cash or liquid securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked to market daily. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities on loan should the borrower fail financially. The Fund's lending agent is PaineWebber Incorporated ("PaineWebber") who administers the Fund's lending program. PaineWebber is authorized to invest the cash collateral received in short-term securities, including investments in affiliated mutual funds. Any income from investments of cash collateral in excess of agent fees and of a predetermined rebate to the borrowers is retained by the Fund and is included in interest income. For non-cash collateral, the Fund earns a net fee, after payment of lending agents' fees paid by the borrowers. For the year ended December 31, 1999, net earnings to the Fund from securities lending was $156,357, after deducting the borrowers' rebate of $550,694 and PaineWebber fees of $83,925, of which $7,088 was payable to PaineWebber at December 31, 1999. The market value of the securities on loan and the cash collateral received with respect to such loans at December 31, 1999 were $7,404,301 and $8,145,202, respectively.

At December 31,1999, The Fund's investments from cash collected for securities on loan are as follows:


Shares            Money Market Funds                  Value
53,842            Aim Liquid Assets Fund            $ 53,842
233,900           Aim Prime Fund                     233,900
1,971,260         Mitchell Hutchins Private
                  Money Market Fund LLC            1,971,260

5,886,200         Scudder Money Market Series
                  - Institutional                  5,886,200
                                                   ---------
                                                  $8,145,202
                                                   ---------
                                                   ---------

Dividends and Distributions
Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. As a result of permanent book/tax differences primarily attributable to realized loss on foreign currency transactions, $2,026 has been reclassified from accumulated net realized loss on investments to undistributed net investment income. Net assets were not affected by these reclassifications.

TAX STATUS UNITED STATES The Fund generally intends to distribute all or substantially all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. The Fund's Board of Directors, under certain circumstances, may determine to retain a portion of the Fund's taxable income, if such retention is in the best interest of the Fund and its shareholders.

CHINA Presently, as a result of a ruling issued in July 1993 (the "July Ruling"), The People's Republic of China ("PRC") State Administration of Taxation determined that dividends paid on B shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to H shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July Ruling, capital gains from the sale of B shares and shares of a PRC company listed on a non-PRC securities exchange, including H shares, will not for the time being be subject to 20% withholding tax.

Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to 20% withholding tax. In the future, were the July Ruling to be reversed, dividends received and capital gains derived with respect to investments in securities of PRC companies would be subject to withholding tax at a maximum rate of 20%.

HONG KONG Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. Additionally, there is no tax in Hong Kong on capital gains realized from the disposition of such securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is currently a flat rate of 16% for corporations. Other Foreign Countries The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

Note 2. Investment Management and Administration Agreements The Fund has an investment management agreement ("Investment Management

Agreement") with Baring Asset Management (Asia) Limited (the "Investment Manager"), an indirect wholly-owned subsidiary of ING Group N.V. The Investment Management Agreement was transferred to the Investment Manager as of June 15, 1999 by Baring International Investment (Far East) Limited (the former Investment Manager and a wholly-owned subsidiary of Investment Manager). Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund's investments in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund's average weekly net assets. Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated, has an administration agreement ("Administration Agreement") with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.22% of the Fund's average weekly net assets up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000.

Note 3. Transactions with Affiliates The Investment Manager, out of its own assets, pays PaineWebber a quarterly fee at an annual rate of 0.10% of the Fund's average weekly net assets in consideration for certain consulting and shareholder support services (not including advice or recommendations regarding the purchase or sale of investment securities). For the year ended December 31, 1999, $119,331 was paid or accrued by the Investment Manager to PaineWebber Incorporated for such services.

Note 4. Portfolio Securities For U.S. federal income tax purposes, the cost of securities owned at December 31, 1999 was $133,938,199. Accordingly, net unrealized appreciation of $10,988,346 was composed of gross appreciation of $39,347,236 for those securities having an excess of value over cost and gross depreciation of $28,358,890 for those securities having an excess of cost over value. For the year ended December 31, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $45,874,454 and $42,460,244, respectively. At December 31, 1999, the Fund had a capital loss carryforward of $35,479,667, of which $19,199,019 and $16,280,648 is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains realized before the end of fiscal year 2006 and 2007, respectively. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

Note 5. Capital Stock There were no transactions in shares of common stock for the years ended December 31, 1999 and 1998, respectively.

Note 6. Concentration of Risk The Fund may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies. The Fund invests in fixed income securities issued by banks and other corporations, the market values of which may change in response to interest rate changes. The ability of the issuers of such fixed income securities to meet their obligations may be affected by changing business and economic conditions in a specific state, industry or region.

Financial Highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                    For the Years Ended        For the Year Ended
                                                                    December 31,               December 31,
                                                                      1999       1998         1997       1996       1995
                                                                    -------    -------      -------     -------   -------
Net asset value, beginning of period                                $ 8.43     $ 13.46      $ 19.49     $ 14.52   $ 14.29
                                                                    -------    -------      -------     -------   -------
Income (Loss) From Investment Operations
Net investment income (loss)                                          0.03       (0.01)       (0.09)       0.10*     0.20
Net realized and unrealized gain (loss) on
investments and foreign currency transactions                         3.01       (4.10)       (2.32)       5.93*     0.29
                                                                    -------    -------      -------     -------   -------
Total from investment operations                                      3.04       (4.11)       (2.41)       6.03      0.49
                                                                    -------    -------      -------     -------   -------
Dividends and Distributions to Shareholders
From net investment income                                             -          -          -            (0.09)      (0.20)
In excess of net investment income                                     -          -           (0.13)      (0.03)      -
From net realized gain on investments                                  -         (0.92)       (3.49)     -            (0.01)
In excess of net realized gain on investments                          -          -          -           -            (0.05)
                                                                    -------    -------      -------     -------    -------
Total dividends and distributions to shareholders                      -         (0.92)       (3.62)      (0.12)      (0.26)
                                                                    -------    -------      -------     -------    -------
Fund Share Transactions
Dilutive effect of rights offering                                     -          -          -            (0.89)      -
Offering costs charged to paid-in capital
in excess of par                                                       -          -          -            (0.05)      -
                                                                    -------    -------      -------    -------      -------
Total Fund share transactions                                          -          -          -            (0.94)      -
                                                                    -------    -------      -------    -------      -------
Net asset value, end of year                                       $ 11.47      $ 8.43      $ 13.46     $ 19.49     $ 14.52
                                                                    -------    -------      -------    -------      -------
                                                                    -------    -------      -------    -------      -------

Market value, end of year                                           $ 8.38      $ 6.13      $ 10.88     $ 15.63     $ 14.13
                                                                    -------    -------      -------     -------     -------
                                                                    -------    -------      -------     -------     -------
Total Investment Return (1)                                          36.73%     (36.35)%      (7.29)%     15.53%      18.48%
                                                                    -------    -------      -------     -------     -------
                                                                    -------    -------      -------     -------     -------
Ratios/Supplemental Data
Net assets, end of period (000 omitted)                          $ 144,449   $ 106,183    $ 169,518   $ 245,383   $ 139,246
Ratio of expenses to average net assets                               2.23%       2.59%(2)     1.88%       2.07%       2.36%
Ratio of net investment income (loss)
to average net assets                                                 0.36%      (0.06)%      (0.41)%      0.65%       1.39%
Portfolio turnover                                                      36%         41%          82%         37%         32%


*        Based on average shares outstanding.
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the year, and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions. (2) The ratio of expenses to average net assets excluding excise taxes was 2.29%.

Report of Independent Accountants
To the Shareholders and Board of Directors of The Greater China Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Greater China Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in comformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.
PricewaterhouseCoopers llp
1177 Avenue of the Americas
New York, New York
February 14, 2000

Dividend Reinvestment Plan

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless PNC Bank, National Association (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the plan agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of Common Stock on the open market. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.
There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.
Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PNC Bank, National Association, 400 Bellevue Parkway, Wilmington, Delaware 19809.

Other Information
Since December 31, 1998, there have been no (i) material changes in the Fund's investment objectives or policies, (ii) changes to the Fund's charter or by-laws and (iii) material changes in the principal risk factors associated with investment in the Fund.

New Portfolio Manager
Mr. Sam Lau was appointed Vice President and Portfolio Manager effective July 1, 1999. Mr. Lau serves as the manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. He has nine years investment experience, including six years at Baring Asset Management (Asia). Since 1993 he has specialized in the Hong Kong and China equity markets.